UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):	May 29, 2003

MATRIX SERVICE COMPANY

(Exact name of registrant as specified in its charter)

Delaware	0-18716	73-1352174
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10701 East Ute Street, Tulsa, Oklahoma	74116-1517
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (918) 838-8822

Item 7. Financial Statements, Pro forma Financial Information and Exhibits.

Exhibit 99.1 Press Release issued May 29, 2003.

Item 9. Regulation FD Disclosure.

Matrix Service Company has issued a press release, in substantially the form attached hereto as Exhibit 99.1, that projects fully diluted earnings per share for its ensuing fiscal year ending May 31, 2004 to be in the range of $1.50 to $1.65.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATRIX SERVICE COMPANY

Dated: May 29, 2003	By:	/s/ Michael J. Hall
Michael J. Hall Vice President—Finance and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.

99.1	Press Release

Exhibit 99.1

PRESS RELEASE

ISSUED MAY 29, 2003

MATRIX SERVICE COMPANY PROVIDES

EARNINGS GUIDANCE FOR FISCAL YEAR 2004

TULSA, OK – May 29, 2003 – Matrix Service Co. (Nasdaq: MTRX), a leading industrial services company, today announces that it expects fully diluted earnings per share to be in a range of $1.50 to $1.65 for fiscal year 2004, which begins June 1, 2003. Consolidated revenues are projected to grow to between $475 million and $500 million for fiscal year 2004.

Brad Vetal, president and chief executive officer, said, “Although repair and maintenance activity remains soft, we anticipate the postponed demand for such repair and maintenance services, a strong construction market and the inclusion of the recently acquired Hake Group of Companies will drive the fiscal 2004 improvements.”

“We are pleased to note that Morgan Joseph & Co. and Sidoti & Co. have joined the list of securities firms that are currently following Matrix, which includes First Analysis Corp. and Huntleigh Securities.”

About Matrix Service Company

Matrix Service Company provides general industrial construction and maintenance, process unit turnarounds/outages, construction services, heavy rigging and transport, electrical contracting, and storage tank construction, repair, and products, principally for petroleum refineries, bulk storage terminals, pipelines, power plants and chemical plants.

The Company is headquartered in Tulsa, Oklahoma, with regional operating facilities located in Oklahoma, Texas, California, Michigan, Pennsylvania, Washington, and Delaware in the U.S. and Canada.

Safe Harbor Statement

This release contains certain forward-looking statements including statements preceded or modified by the words “anticipate”, “continues”, “expect”, “forecast”, “outlook”, “projects”, “estimate”, “should” and “will” and words of similar effect, concerning the Company’s operations, economic performance and management’s best judgment as to what may occur in the future. The actual results for the current and future periods and other corporate developments will depend upon a number of economic, competitive and other influences, including those identified in the Company’s reports and documents filed from time to time with the Securities and Exchange Commission, many of which are beyond the control of the Company, and any one of which, or a combination of which, could materially affect the results of the Company’s operations.

For More Information:	Investors:

Michael J. Hall	Trúc N. Nguyen
Vice President Finance and CFO	VP, Investor Relations
Matrix Service Company	Stern & Co. Communications
918/ 838-8822	212/ 888-0044
mhall@matrixservice.com	tnguyen@sternco.com